Fixed Assets, Net	12 Months Ended
Dec. 31, 2013
Fixed Assets, Net
5.	FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31, 2012	December 31, 2013

Computers, software and office equipment	4,622	3,113
Leasehold improvements	5,211	8,024

Sub-total	9,833	11,137
Less: accumulated depreciation	2,195	3,296

	7,638	7,841

Depreciation expense was US$659, US$1,067 and US$1,961 for the years ended December 31, 2011, 2012 and 2013 respectively.